BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.

(the “Fund”)

Supplement dated February 3, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated December 27, 2019

Effective February 1, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Large Cap Focus Growth Fund, Inc. — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Large Cap Focus Growth Fund, Inc. — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.
Phil Ruvinsky	2020	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund/Master LLC” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND/MASTER LLC
The Master LLC is managed by a team of financial professionals. Lawrence Kemp and Phil Ruvinsky are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master LLC. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Master LLC is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Jointly and primarily responsible for the day-to-day management of the Master LLC’s portfolio, including setting the Master LLC’s overall investment strategy and overseeing the management of the Master LLC.	2013	Managing Director of BlackRock, Inc. since 2012; prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.
Phil Ruvinsky	Jointly and primarily responsible for the day-to-day management of the Master LLC’s portfolio, including setting the Master LLC’s overall investment strategy and overseeing the management of the Master LLC.	2020	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Shareholders should retain this Supplement for future reference.

ALLPRO-LCFG-0220SUP

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